UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2022

LL Flooring Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2022, LL Flooring Holdings, Inc. (the “Company”) notified Timothy J. Mulvaney, SVP and Chief Accounting Officer, that Mr. Mulvaney’s employment would end on October 10, 2022, and, subject to his execution of a waiver and release, he would receive the payments provided for under Section 1.3 of his severance agreement dated March 15, 2019.

The Company also announced that Chasity Grosh has been appointed SVP and Chief Accounting Officer, effective October 11, 2022. Ms. Grosh, age 44, joins the Company from Capital One Financial Corporation where she served as Vice President, Card Controller, from 2018 to September 2022; Senior Director, Home Loans/Retail/Commercial/Auto, from 2016 to 2018; Senior Director, Central Accounting, from 2014 to 2016; and Director, Controller’s Group/Finance Compliance and Risk, from 2011 to 2014. Prior to that, she held various controllership, accounting and audit roles with General Electric, The Martin Agency, Ernst & Young, and KPMG.

In her role with the Company, Ms. Grosh will receive an annual base salary of $340,000. She will be eligible for a cash award under the Company’s annual incentive plan with a target award of 40% of base salary, and she will participate in the Company’s long-term equity incentive program. Ms. Grosh will also receive a one-time sign-on cash bonus of $100,000 and a one-time sign-on equity award with a grant date value of $120,000.

Ms. Grosh has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which she will be selected as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Ms. Grosh that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL FLOORING HOLDINGS, INC.
(Registrant)

Date: October 12, 2022	By:	/s/ Nancy A. Walsh
Nancy A. Walsh
Chief Financial Officer (Principal Financial Officer)